UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________
FORM 8-K
__________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2016

Summit Financial Group, Inc.
(Exact name of registrant as specified in its charter)

West Virginia	0-16587	55-0672148
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

300 North Main Street, Moorefield, West Virginia 26836
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (304) 530-1000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On December 7, 2016, Summit Financial Group, Inc., a West Virginia corporation (“Summit”), announced that at a meeting of shareholders of First Century Bankshares Inc., a West Virginia corporation (“First Century”), held on December 6, 2016, the shareholders approved Summit’s acquisition of First Century. The transaction is expected to close the beginning of second quarter of 2017, subject to the satisfaction or waiver of customary closing conditions.
A copy of the press release issued by Summit is included as Exhibit 99.1 to this report and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

99.1	Press Release issued by Summit Financial Group, Inc., dated December 7, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT FINANCIAL GROUP, INC.

Date: December 8, 2016	By: /s/ Julie R. Markwood
Julie R. Markwood
Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by Summit Financial Group, Inc., dated December 7, 2016